                              www.nedakethanol.com
                        Jerome Fagerland -General Manager

                                 PURCHASE LETTER

                                  June 19, 2007

City of Atkinson
Atkinson, NE

            $6,864,000                                   $4,317,965
       THE CITY OF ATKINSON                         THE CITY OF ATKINSON
TAXABLE TAX INCREMENT REVENUE NOTE           TAXABLE TAX INCREMENT REVENUE NOTE
   (NEDAK ETHANOL, LLC PROJECT)                 (NEDAK ETHANOL, LLC PROJECT)
           SERIES 2007A                                 SERIES 2007B

Ladies and Gentlemen:

         The  undersigned  agrees to  purchase  the Series  2007A and the Series
2007B Note issued by the City of Atkinson, Nebraska (the "Issuer"), as specified on the attached  Schedule I (the  "Note") and for  consideration  received,  the undersigned (the "Purchaser") hereby certifies as follows:

         1. The Purchaser has based its decision to invest in the Note solely on its own review and  negotiation  of the documents  providing for the issuance of the Note (the "Transaction  Documents") and its own  investigation,  discussion, review,  underwriting  credit analysis and related  undertakings with respect to the Project.

         2. It is understood  that the  Purchaser  has  undertaken to verify the
accuracy,   completeness  and  truth  of  any  statements  made  concerning  the transaction  reflected  in  the  Transaction  Documents,  including  information regarding the business and financial condition of NEDAK Ethanol, LLC ("Company")
and the Project,  and  including,  but not limited to, the  circumstances  under which the Note may be redeemed or defeased prior to its maturity, in whole or in part,  and any credit and  reinvestment  risks  associated  with  redemption  or defeasing the Note,  underwriting  and analyzing the credit of the Project,  the
Company and the credit risks associated with the sources of payments made on, or with respect to, the Note. The Purchaser has conducted its own  investigation of the transaction  reflected in the Transaction  Documents,  including information regarding the business and financial condition of the Company.

         3. The  Purchaser  has met  with  the  Company  and/or  its  designated representatives  and has been afforded the  opportunity to ask such questions of them as the Purchaser has deemed  necessary in making its investment  decisions, including,  but not  limited to, the  circumstances  under which the Note may be redeemed or defeased, in whole or in part, prior to its maturity, and the credit and reinvestment risks associated with redemption or defeasance of the Note.

         4.  The  Purchaser  is  familiar  with  the  condition,  financial  and otherwise,  of the Company,  and the Company has made available to the Purchaser the opportunity to request and obtain all of the information  referred to in the
Transaction  Documents to evaluate the merits and risks of an  investment in the
Note.

         5. The Purchaser has been offered copies of, or full access to, each of the Transaction Documents and all documents relating to the terms and conditions of the  offering and the  issuance of the Note  (including,  but not limited to, information regarding payment, redemption,  defeasance and security with respect
to  the  Note,  and  all  records,  reports,   financial  statements  and  other
information  concerning the Project,  the Company and any third parties which is or may be pertinent to the source of payment redemption, defeasance and security for the Note) which, as a sophisticated and reasonable  investor,  the Purchaser has requested and to which,  as a  sophisticated  and reasonable  investor,  the
Purchaser would attach significance in making investment decisions.

         6. The  Purchaser  is  either a) a body  politic  and  corporate  and a political subdivision of the State of Nebraska, or b) a financial institution or other "accredited investor" as defined in Rule 501 of Regulation D of the United
States  Securities  and  Exchange   Commission  and  Section  8-1111(8)  of  the
Securities Act of Nebraska. If the Purchaser is an individual,  the Purchaser is an individual or married couple with a net worth in excess of $1 million,  or an individual  with an income  greater  than  $200,000  or a married  couple with a combined  income greater than $300,000 for each of the past two years and with a reasonable expectation of reaching the same income level in the current year, or an entity in which all of the owners are accredited investors. The Purchaser can bear the economic  risk of its  investment  in Note and has such  knowledge  and experience in business and financial  matters,  including purchase and ownership of  municipal  and other  obligations,  and the analysis of  purchasing  similar speculative,  unrated,  real-estate  secured  investments,  as to be  capable of evaluating the merits and risks of the investment  represented by its investment in the Note and is aware of the intended use of the proceeds of the Note and the risks involved therein.

         7. The  undersigned  is a resident of the State of Nebraska,  or, if an entity is organized in and has its  principal  place of business in the State of
Nebraska,  and  understands  that  under no  circumstances  may the  undersigned transfer the Note to any person or entity that is not a resident of the State of
Nebraska  for a period  of nine  months  from  the date of the last  sale in the offering of Note pursuant to which the undersigned purchased the Note subscribed for herein. The undersigned  understands that a legend may be placed on the Note stating that the Note have not been registered  under the Securities Act of 1933 and setting forth the limitations on resale set forth in this paragraph.

         8. The Purchaser is duly and legally authorized to purchase obligations such as the Note and its  investment in the Note is a lawful  investment  for it under all applicable laws.

         9.  The  Series  B Note  has  been  purchased  for the  account  of the
Purchaser for its own investment with its own unencumbered  funds. The Purchaser has not borrowed funds or pledged any collateral (including, but not limited to, the Series B Note) in connection with its purchase of the Series B Note, and the
Purchaser has not  undertaken,  has not agreed to undertake and neither does the
Purchaser have the intention of undertaking,  any distribution,  securitization,
hypothecation   transfer,   resale,  pledge,   collateralization  or  any  other
encumbrance  on or  disposal  of the  Series B Note (or any  portion  thereof or interest  therein) (any such action (whether before or after the purchase of the
Series  B Note by the  Purchaser)  constituting  a  "Transfer  of  Series B Note
Interest").  The Purchaser holds, and intends to hold, the Series B Note for its own account and for an indefinite period of time and does not intend to take any action  which  could  constitute  a  Transfer  of  Series B Note  Interest.  The
Purchaser  understands that any Transfer of Series B Note Interest is restricted pursuant to the terms of this Purchase Letter. The Purchaser is not acting as an
"underwriter"  within the meaning of that term under  federal or Nebraska  state laws.

         10. The Purchaser  acknowledges and represents that it has been advised that the Note are not  registered  under the  Securities Act of 1933, as amended
(the "1933 Act"), or any federal or state securities  agency or commission,  and that the Company is not presently  required to register  under Section 12 of the
Securities  and  Exchange  Act of 1934,  as amended (the "1934 Act") and that no trading  market now  exists for the Note.  The  Purchaser  realizes  that if the
Purchaser  undertakes any Transfer of Note Interest,  there may not be available current business and financial information about the Company or the Project. The
Purchaser  understands that any Transfer of Note Interest is restricted pursuant to the  terms of this  Purchase  Letter,  including,  but not  limited  to,  the requirement  that prior to the date on which any such  Transfer of Note Interest is  to be  completed,  the  transferee  sign  a  Purchase  Letter  substantially identical to this  Purchase  Letter and  otherwise in form  satisfactory  to the
Issuer and Paying Agent,  and each of the conditions in paragraph 11 below shall have been satisfied.  Accordingly, the Purchaser understands that it may need to bear the risks of investment in the Note for an indefinite  period of time since any  Transfer  of Note  Interest  prior to the  maturity  of the Note may not be possible or may be at a price below that which the  Purchaser  is paying for the
Note.

         11. The Purchaser  acknowledges the information provided by the Company may contain forward looking statements.  These forward looking statements, which in any  event are not  statements  made by, or on behalf  of,  the  Issuer,  may involve  risks and  uncertainties  that  could  cause  actual  results to differ materially from those anticipated in the forward looking statements.

         12. The Purchaser will not undertake any Transfer of Note, except:

                  (a) in full good-faith  compliance  with all applicable  state and federal securities and banking laws;

                  (b) with full and accurate disclosure of all material facts to the prospective  purchaser(s) or  transferee(s) to whom the Transfer of
         Note is being made by the Purchaser (each, a "Transferee");

                  (c) either  under  effective  federal  and state  registration statements  (which  the  Issuer  shall not in any way be  obligated  to
         provide)  or  pursuant  to  exemptions  from  such   registrations  (as
         reflected in an opinion of  nationally  recognized  securities  counsel acceptable to the Issuer);

                  (d)  only  in  authorized  denominations  (as  defined  in the
         Purchase Letter);

                  (e) to a Transferee delivering a purchase letter substantially identical to this  Purchase  Letter and otherwise in form and substance satisfactory to the Issuer;

                  (f) upon delivery to the Issuer of a  certificate  in form and substance  satisfactory  to  the  Issuer  from  the  Purchaser,  in its capacity as  transferor,  to the effect that,  after due  inquiry,  the
         Purchaser,  in its capacity as  transferor,  has reason to believe that the  representations of the Transferee set forth in its Purchase Letter are accurate  and, in its capacity as  transferor,  the  Purchaser  has disclosed to the Transferee such  information and risks  concerning the
         Note and  related  security as a  reasonable  investor  would  consider material.

         13. The Purchaser acknowledges that stop transfer notations may be made on the  Note or any  other  documents  evidencing  ownership  of the Note to the effect that the Note have not been  registered  under the Securities Act of 1933 or the  applicable  state "Blue Sky" laws and that no Transfer of Note  Interest may be undertaken unless the Note are registered  thereunder or such Transfer of
Note Interest is pursuant to an exemption from such  registration  (as reflected in an opinion of  nationally  recognized  securities  counsel  acceptable to the
Issuer) and otherwise in accordance with this Purchase Letter.

         14. The Purchaser  understands  that any liability of the Issuer to the
Purchaser is limited to the Issuer's interest in the Redevelopment  Contract and any security with respect thereto delivered by, or on behalf of, the Company and the Purchaser shall look exclusively thereto for payment on the Note and that no recourse for the payment of any part of the  principal of,  premium,  if any, or interest on the Note or for the  satisfaction  of any  liability  arising  from, founded upon or existing by reason of the issuance, purchase or ownership of the
Note shall be had against the Issuer or any officer,  director, member, agent or employee  of the Issuer or the City of  Atkinson,  as such,  all such  liability being  hereby  expressly  released and waived as a condition of and as a part of the consideration for the issuance of the Note.

         15. The Purchaser  understands  that (a) the Note is not secured by any obligation  or pledge of any moneys  received or to be received from taxation or from the Issuer or the City of Atkinson or any political  subdivision  or taxing authority  thereof,  (b) the Note will never  represent or  constitute a general obligation,  debt, Noted indebtedness or pecuniary obligation of the Issuer, the
City of Atkinson or any political  subdivision  thereof, (c) no right will exist to have taxes  levied by the  Issuer or the City of  Atkinson  or any  political subdivision  thereof  for the  payment of  principal  of,  premium,  if any,  or interest on the Note,  and (d) the Note is a limited  obligation  of the Issuer, payable solely out of and secured by income and revenues related to the Project, as pledged pursuant to the Redevelopment Contract.

         16. The Purchaser understands that the Note and interest on the Note is not exempt from taxation for purposes of federal and Nebraska State taxation.

                                         Very truly yours,

                                         By:  /s/ Jerome Fagerland
                                                  Purchaser

Received and Acknowledged by:
THE CITY OF ATKINSON

/s/ Sharon Wenner
Mayor

ATTEST:

/s/ Nancy Kopejtka
Clerk